Exhibit 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying quarterly Report on Form 10-Q of Phoenix Interests, Inc. for the nine ended September 30, 2008, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

      (1) the quarterly Report on Form 10-Q of Phoenix Interests, Inc. for the quarter ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the quarterly Report on Form 10-Q for the quarter ended September 30, 2008, fairly presents in all material respects, the financial condition and results of operations of Phoenix Interests, Inc..



                              By:     /s/ James D. Tilton, Jr.
                                      ------------------------
                              Name:   James D. Tilton, Jr.
                              Title:  Principal Executive Officer,
                                      Principal Financial Officer and Director
                              Date:   November 19, 2008